                                                                    Exhibit 10.9

                         TRANSFER RESTRICTION AGREEMENT


         TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and C. Byron Snyder, who is a stockholder of IES (the "Stockholder").

         WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

         WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

         NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

         With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof which are not currently pledged as collateral or are relased from any pledge as collateral prior to September 30, 2000 (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

         The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement.

         IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                                    STOCKHOLDER

                                    By:     /s/ C. Byron Snyder
                                    Name:   C. Byron Snyder


                                    INTEGRATED ELECTRICAL SERVICES, INC.


                                    By:     /s/ John F. Wombwell
                                    Name:   John F. Wombwell
                                    Title:  Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Roy Brown, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT, OR OTHER DISPOSITION PRIOR TO

SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Roy D. Brown
                             Name:  Roy D. Brown


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Tom Daniel, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT, OR OTHER DISPOSITION PRIOR TO

SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 15th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Tom Daniel
                             Name:  Tom Daniel


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Darlene Muth, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT, OR OTHER DISPOSITION PRIOR TO

SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Darlene Muth
                             Name:  Darlene Muth


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Dick Muth, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT, OR OTHER DISPOSITION PRIOR TO

SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Dick Muth
                             Name:  Dick Muth


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Jerry Mills, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT, OR OTHER DISPOSITION PRIOR TO

SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Jerry Mills
                             Name:  Jerry Mills


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Bob Weik, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION,

APPOINTMENT, OR OTHER DISPOSITION PRIOR TO SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 3rd of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Bob Weik
                             Name:  Bob Weik


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and John Wagner, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION,

APPOINTMENT, OR OTHER DISPOSITION PRIOR TO SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ John Wagner
                             Name:  John Wagner


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Robert Stalvey, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT, OR OTHER DISPOSITION PRIOR TO

SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Robert Stalvey
                             Name:  Robert Stalvey


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Jon Pollock, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE

REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT, OR OTHER DISPOSITION PRIOR TO SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Jon Pollock
                             Name:  Jon Pollock


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President

                         TRANSFER RESTRICTION AGREEMENT

        TRANSFER RESTRICTION AGREEMENT ("Agreement") dated as of September 30, 1999 among Integrated Electrical Services, Inc., a Delaware corporation ("IES") and Ben Mueller, who is a stockholder of IES (the "Stockholder").

        WHEREAS, IES and the Stockholder have previously entered into an agreement restricting the sale by the Stockholder of certain shares of common stock, $0.01 par value of IES ("IES Common Stock").

        WHEREAS, IES and the Stockholder desire, for the mutual benefit of IES and the Stockholder, to extend the restriction on the transfer of a certain portion of shares of IES Common Stock owned by the Stockholder as set forth below.

        NOW, THEREFORE, for good and valuable consideration and for the mutual benefit of IES and the Stockholder, the undersigned hereby agree to the following:

        With respect to the shares of IES Common Stock owned by the Stockholder on February 1, 1998 and still owned by the Stockholder as of the date hereof (the "Locked Shares"), unless otherwise agreed by IES, except (i) for bona fide gifts to unaffiliated unrelated third parties acceptable to IES and (ii) for transfers to immediate family members who agree to be bound by the restrictions set forth herein (or trusts for the benefit of the Stockholder or family members, or trusts in which the Stockholder is both the grantor and the beneficiary, the trustees of which so agree), the Stockholder agrees and shall not sell, assign, exchange, transfer, appoint, or otherwise dispose of more than twenty-five percent (25%) of the Locked Shares. The restriction set forth shall expire on September 30, 2000. As a result of the forgoing, the Stockholder will not sell, assign, exchange, transfer, appoint, or otherwise dispose of seventy-five percent (75%) of the Locked Shares.

        The Stockholder will upon request by IES, promptly deliver the certificates representing the shares of IES Common Stock subject to this Agreement to the IES transfer agent in order to affix a legend signifying this Agreement. The certificates evidencing this restriction will bear a legend substantially in the form set forth below and containing such other information as IES may deem necessary or appropriate.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT AMONG THE ISSUER AND THE STOCKHOLDER AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, DISTRIBUTED, APPOINTED, OR OTHERWISE DISPOSED OF WITHOUT THE WRITTEN CONSENT OF THE ISSUER, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE EFFECT TO ANY ATTEMPTED SALE, ASSIGNMENT, EXCHANGE, TRANSFER, DISTRIBUTION, APPOINTMENT, OR OTHER DISPOSITION PRIOR TO

SEPTEMBER 30, 2000. UPON THE WRITTEN CONSENT OF THE HOLDER OF THIS CERTIFICATE, THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH THE TRANSFER AGENT) AFTER SEPTEMBER 30, 2000.



        IN WITNESS WHEREOF, the parties hereto have entered into and duly executed this Agreement as of the 30th of September, 1999.





                             STOCKHOLDER

                             By:    /s/ Ben Mueller
                             Name:  Ben Mueller


                             INTEGRATED ELECTRICAL SERVICES, INC.


                             By:    /s/ John F. Wombwell
                             Name:  John F. Wombwell
                             Title: Senior Vice President